Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Active Global Quality Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated October 15, 2026

On October, 15, 2026, shareholders of the Fund approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P (“FTA”), the Fund’s investment advisor, and Janus Henderson Investors US LLC (“Janus Henderson Investors”), the Fund’s investment sub-advisor.

At the same time, shareholders of the Fund approved a “manager of managers” structure for the Fund, which permits the Trust and FTA, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend investment sub-advisory agreements for the Fund without obtaining shareholder approval.

Accordingly, notwithstanding anything to the contrary in the Fund’s prospectus, the following is inserted after the third paragraph of the section entitled “Management of the Fund” in the Fund’s prospectus:

Manager of Managers Structure

The Fund operates under a “manager of managers” structure in reliance upon and as described in certain exemptive relief and no-action assurances (collectively, the “Exemptive Relief”) issued by the Securities and Exchange Commission. Pursuant to the Exemptive Relief, the Trust, on behalf of the Fund, in relevant part, will enter into and may amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval.

Under the manager of managers structure, First Trust has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s), including Janus Henderson Investors, in its capacity as the Sub-Advisor. Accordingly, the Trust, on behalf of the Fund, may enter into and amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval. However, the Fund will notify shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Exemptive Relief provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the manager of managers structure with respect to the Fund is subject to certain conditions that are set forth in the Exemptive Relief. First Trust will, subject to the review and approval of the Board, set the Fund’s overall investment strategy and evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets. Subject to review by the Board, First Trust will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please Keep this Supplement with your Fund Prospectus for Future Reference